Exhibit 13.1

Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of on Form 20-F of JA Solar Holdings Co., Ltd. (the “Company”) for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Huaijin Yang, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2009

By:           /s/ Huaijin Yang
Name:      Huaijin Yang
Title:        Chief Executive Officer